EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS REPORTS
2016 SECOND QUARTER FINANCIAL RESULTS

•	Maintained distribution of $0.8125

•	Strong second quarter sulfur services and fertilizer performance

•	Challenging marine fundamentals continue

KILGORE, Texas, July 27, 2016 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the quarter ended June 30, 2016.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of the Partnership said, "The challenging environment we referenced at the end of the first quarter continued into second-quarter 2016 results. The Partnership’s distributable cash flow for the second-quarter 2016 did not meet our internal forecast. Higher than anticipated maintenance capital expenditures of $5.4 million and weak operating results from our Marine Transportation segment resulted in a distribution coverage ratio of 0.76 times. We expect maintenance capital and turnaround expenditures to be significantly lower in the second half of the year, as we have spent approximately $12.4 million of the budgeted $18.9 million through the first six months of 2016.

"Across our businesses, Natural Gas Services segment results were lower than anticipated from a combination of the seasonally weaker refinery grade butane and legacy natural gas liquids businesses. Further, distributions from the West Texas LPG pipeline were weaker than forecast due to the previously announced revision to prior tariffs mandated by the Railroad Commission of Texas and elevated maintenance capital expenditures at the joint venture. This was offset by outperformance in our Cardinal Gas Storage division where interruptible revenue continued to be strong.

"Our Terminalling and Storage segment exceeded planned performance during the second quarter benefiting from a modest recovery in our lubricants platform, including strong performance in our grease business. In addition, our legacy specialty terminals and the Smackover refinery were stronger in the second quarter based on lower operating expenses and lower than anticipated repair and maintenance expenses.

"Within our Sulfur Services segment, as expected, the delayed first-quarter fertilizer application pushed volumes into the second quarter producing enhanced results. Through two quarters, we have achieved our full year cash flow guidance in fertilizer. While we expect usual segment seasonality heading into the third and fourth quarters, overall fertilizer fundamentals continue to be strong.

"In our Marine Transportation segment, we continue to see an abundance of supply of marine equipment in our predominantly Gulf Coast by-product and refined product markets. This translated to lower than anticipated utilization and day rates particularly in our inland business. Further, regulatory dry-docking and repair and maintenance expenses continued into the second quarter. Additionally, we encountered higher than anticipated maintenance capital expenditures associated with our marine assets that are housed within our Sulfur Services segment further decreasing distributable cash flow.

"Looking forward, management is focused on multiple initiatives to improve our leverage profile and distribution coverage ratio both near and long-term. We look forward to providing more details on these initiatives prior to the end of the year.”

As a result of a $4.1 million non-cash goodwill impairment charge in the Partnership's Marine Transportation segment, the Partnership had a net loss for the second quarter of 2016 of $1.2 million, a loss of $0.14 per limited partner unit. Net income for the second quarter of 2015 was $11.0 million, or $0.19 per limited partner unit. The Partnership's adjusted EBITDA from continuing operations for the second quarter of 2016 was $41.6 million compared to adjusted EBITDA from continuing operations for the second quarter of 2015 of $45.0 million, a decrease of 8%.

Net income from continuing operations for the six months ended June 30, 2016 was $14.7 million, or $0.19 per limited partner unit. Net income from continuing operations for the six months ended of 2015 was $27.0 million, or $0.54 per limited partner unit. Net income for the six months ended June 30, 2016 was negatively impacted by a non-cash goodwill impairment charge in the Partnership's Marine Transportation segment of $4.1 million, or $0.12 per limited partner unit. The Partnership's adjusted EBITDA from continuing operations for the six months ended June 30, 2016 was $90.9 million compared to adjusted EBITDA from continuing operations for the six months ended June 30, 2015 of $95.4 million, a decrease of 5%.

The Partnership's distributable cash flow from continuing operations for the second quarter of 2016 was $25.4 million compared to distributable cash flow from continuing operations for the second quarter of 2015 of $31.9 million, a decrease of 20%.

The Partnership's distributable cash flow from continuing operations for the six months ended June 30, 2016 was $57.9 million compared to distributable cash flow from continuing operations for the six months ended June 30, 2015 of $69.0 million, a decrease of 16%.

Revenues for the second quarter of 2016 were $190.3 million compared to $251.1 million for the second quarter of 2015. Revenues for the six months ended June 30, 2016 were $416.0 million compared to $556.5 million for the six months ended June 30, 2015.

On February 12, 2015, the Partnership exited the natural gas liquids floating storage and trans-loading businesses as a result of the sale of its six liquefied petroleum gas pressure barges, collectively referred to as the "Floating Storage Assets", for $41.3 million. The Partnership recorded a gain on the disposition of $1.5 million.

The Partnership had no net income, distributable cash flow or adjusted EBITDA from discontinued operations related to the Floating Storage Assets for the three and six months ended June 30, 2016.

The Partnership had no net income, distributable cash flow or adjusted EBITDA from discontinued operations related to the Floating Storage Assets for the three months ended June 30, 2015. The Partnership had net income from discontinued operations for the six months ended June 30, 2015 of $1.2 million, or $0.02 per limited partner unit. Distributable cash flow and adjusted EBITDA from discontinued operations were $1.2 million for the six months ended June 30, 2015.

Distributable cash flow, EBITDA and adjusted EBITDA are non-GAAP financial measures which are explained in greater detail below under the heading “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow” in order to show the components of these non-GAAP financial measures and their reconciliation to the most directly comparable GAAP measurement.

Included with this press release are the Partnership's consolidated and condensed financial statements as of and for the three and six months ended June 30, 2016 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on July 27, 2016.

An attachment accompanying this announcement is available at http://www.globenewswire.com/NewsRoom/AttachmentNg/3876e52d-3b2c-450e-964d-b9a884a37d8b.

Quarterly Cash Distribution

The quarterly cash distribution of $0.8125 per common unit, which was announced on July 21, 2016, is payable on August 12, 2016 to common unitholders of record as of the close of business on August 5, 2016. The ex-dividend date for the cash distribution is August 3, 2016. This distribution reflects an annualized distribution rate of $3.25 per unit.

Investors' Conference Call

An investors' conference call to review the second quarter results will be held on Thursday, July 28, 2016, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. Additionally, an accompanying slide and live webcast will be available by visiting Martin Midstream Partners’ website at www.martinmidstream.com. An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on July 28, 2016 through 10:59 p.m. Central Time on August 8, 2016. The access code for the conference call and the audio replay is Conference ID No. 40605761.  The audio replay will also be archived under the Events and Presentations section of the Partnership’s website.

About Martin Midstream Partners

The Partnership is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business segments include: (1) terminalling, storage and packaging services for petroleum products and by-products; (2) natural gas services, including liquids transportation and distribution services and natural gas storage; (3) sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and (4) marine transportation services for petroleum products and by-products.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Partnership's control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Information

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), (2) adjusted EBITDA and (3) distributable cash flow. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses.

EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders.

Distributable Cash Flow. Distributable cash flow is a significant performance measure used by the Partnership's management and by external users of its financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by the Partnership to the cash distributions it expects to pay unitholders. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flow at a level that can sustain or support an increase in its quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships because the value of a unit of such an entity is generally determined by the unit's yield, which in turn is based on the amount of cash distributions the entity pays to a unitholder.

EBITDA, adjusted EBITDA and distributable cash flow should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.

Additional information concerning the Partnership is available on the Partnership's website at www.martinmidstream.com.

Contact: Joe McCreery, IRC, Head of Investor Relations, at (903) 988-6425 and (877) 256-6644.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2016	December 31, 2015
	(Unaudited)	(Audited)
Assets
Cash	$28	$31
Accounts and other receivables, less allowance for doubtful accounts of $372 and $430, respectively	50,360	74,355
Product exchange receivables	118	1,050
Inventories	90,636	75,870
Due from affiliates	7,972	10,126
Fair value of derivatives	—	675
Other current assets	5,129	5,718
Total current assets	154,243	167,825

Property, plant and equipment, at cost	1,391,544	1,387,814
Accumulated depreciation	(422,465)	(404,574)
Property, plant and equipment, net	969,079	983,240

Goodwill	19,657	23,802
Investment in WTLPG	130,474	132,292
Note receivable - Martin Energy Trading LLC	15,000	15,000
Other assets, net	53,279	58,314
Total assets	$1,341,732	$1,380,473

Liabilities and Partners’ Capital
Trade and other accounts payable	$81,836	$81,180
Product exchange payables	8,809	12,732
Due to affiliates	3,859	5,738
Income taxes payable	370	985
Fair value of derivatives	862	—
Other accrued liabilities	20,663	18,533
Total current liabilities	116,399	119,168

Long-term debt, net	878,891	865,003
Fair value of derivatives	—	206
Other long-term obligations	2,551	2,217
Total liabilities	997,841	986,594

Commitments and contingencies (Note 16)
Partners’ capital	343,891	393,879
Total partners’ capital	343,891	393,879
Total liabilities and partners' capital	$1,341,732	$1,380,473

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 27, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues:
Terminalling and storage *	$31,090	$33,453	$62,795	$67,250
Marine transportation *	14,339	20,343	30,685	40,979
Natural gas services*	15,403	16,564	31,500	33,051
Sulfur services	2,700	3,090	5,400	6,180
Product sales: *
Natural gas services	58,899	97,786	149,990	244,089
Sulfur services	39,588	45,284	79,063	95,331
Terminalling and storage	28,329	34,579	56,520	69,572
	126,816	177,649	285,573	408,992
Total revenues	190,348	251,099	415,953	556,452

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	55,579	88,623	134,123	226,330
Sulfur services *	24,700	33,518	52,224	69,541
Terminalling and storage *	22,934	29,658	46,766	59,740
	103,213	151,799	233,113	355,611
Expenses:
Operating expenses *	40,822	47,783	82,054	93,089
Selling, general and administrative *	8,144	9,035	16,315	17,841
Loss on impairment of goodwill	4,145	—	4,145	—
Depreciation and amortization	22,089	22,685	44,137	45,402
Total costs and expenses	178,413	231,302	379,764	511,943

Other operating loss	(1,679)	(167)	(1,595)	(177)
Operating income	10,256	19,630	34,594	44,332

Other income (expense):
Equity in earnings of WTLPG	805	1,649	2,482	3,389
Interest expense, net	(12,155)	(9,925)	(22,267)	(20,471)
Other, net	74	(79)	136	358
Total other expense	(11,276)	(8,355)	(19,649)	(16,724)

Net income (loss) before taxes	(1,020)	11,275	14,945	27,608
Income tax expense	(191)	(314)	(242)	(614)
Income (loss) from continuing operations	(1,211)	10,961	14,703	26,994
Income from discontinued operations, net of income taxes	—	—	—	1,215
Net income (loss)	(1,211)	10,961	14,703	28,209
Less general partner's interest in net income	(3,869)	(4,113)	(8,080)	(8,351)
Less (income) loss allocable to unvested restricted units	4	(44)	(39)	(111)
Limited partners' interest in net income (loss)	$(5,076)	$6,804	$6,584	$19,747

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 27, 2016.

*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenues:*
Terminalling and storage	$20,590	$23,061	$41,548	$43,535
Marine transportation	6,036	6,622	12,447	13,367
Natural gas services	129	—	442	—
Product Sales	968	1,759	1,668	3,348
Costs and expenses:*
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	4,498	6,810	7,883	13,728
Sulfur services	3,810	3,618	7,622	7,242
Terminalling and storage	4,081	5,632	7,466	11,034
Expenses:
Operating expenses	18,088	18,915	35,445	39,315
Selling, general and administrative	6,911	5,849	12,343	11,843

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 27, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Allocation of net income (loss) attributable to:
Limited partner interest:
Continuing operations	$(5,076)	$6,804	$6,584	$18,896
Discontinued operations	—	—	—	851
	$(5,076)	$6,804	$6,584	$19,747
General partner interest:
Continuing operations	$3,869	$4,113	$8,080	$7,992
Discontinued operations	—	—	—	359
	$3,869	$4,113	$8,080	$8,351

Net income (loss) per unit attributable to limited partners:
Basic:
Continuing operations	$(0.14)	$0.19	$0.19	$0.54
Discontinued operations	—	—	—	0.02
	$(0.14)	$0.19	$0.19	$0.56

Weighted average limited partner units - basic	35,346	35,308	35,366	35,316

Diluted:
Continuing operations	$(0.14)	$0.19	$0.19	$0.54
Discontinued operations	—	—	—	0.02
	$(0.14)	$0.19	$0.19	$0.56

Weighted average limited partner units - diluted	35,346	35,376	35,380	35,372

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 27, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
	Common Limited		General Partner Amount
	Units	Amount		Total
Balances - January 1, 2015	35,365,912	$470,943	$14,728	$485,671
Net income	—	19,858	8,351	28,209
Issuance of common units, net	—	(269)	—	(269)
Issuance of restricted units	91,950	—	—	—
Forfeiture of restricted units	(1,000)	—	—	—
General partner contribution	—	—	55	55
Cash distributions	—	(57,612)	(8,965)	(66,577)
Reimbursement of excess purchase price over carrying value of acquired assets	—	750	—	750
Unit-based compensation	—	750	—	750
Balances - June 30, 2015	35,456,862	$434,420	$14,169	$448,589

Balances - January 1, 2016	35,456,612	$380,845	$13,034	$393,879
Net income	—	6,623	8,080	14,703
Issuance of restricted units	13,800	—	—	—
Forfeiture of restricted units	(250)	—	—	—
Cash distributions	—	(57,603)	(9,119)	(66,722)
Unit-based compensation	—	486	—	486
Reimbursement of excess purchase price over carrying value of acquired assets	—	1,875	—	1,875
Purchase of treasury units	(15,200)	(330)	—	(330)
Balances - June 30, 2016	35,454,962	$331,896	$11,995	$343,891

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 27, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Six Months Ended
	June 30,
	2016	2015
Cash flows from operating activities:
Net income	$14,703	$28,209
Less: Income from discontinued operations, net of income taxes	—	(1,215)
Net income from continuing operations	14,703	26,994
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	44,137	45,402
Amortization of deferred debt issuance costs	2,247	1,742
Amortization of premium on notes payable	(153)	(164)
Loss (gain) on sale of property, plant and equipment	1,595	165
Loss on impairment of goodwill	4,145	—
Equity in earnings of unconsolidated entities	(2,482)	(3,389)
Derivative income	(1,125)	(1,745)
Net cash received for commodity derivatives	1,666	—
Net cash received for interest rate derivatives	160	—
Net premiums received on derivatives that settled during the year on interest rate swaption contracts	630	1,745
Unit-based compensation	486	750
Cash distributions from WTLPG	4,300	4,400
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	23,995	58,689
Product exchange receivables	932	2,752
Inventories	(14,766)	12,204
Due from affiliates	2,154	3,800
Other current assets	509	(711)
Trade and other accounts payable	(3,429)	(46,283)
Product exchange payables	(3,923)	2,308
Due to affiliates	(1,879)	(118)
Income taxes payable	(615)	(438)
Other accrued liabilities	2,130	(959)
Change in other non-current assets and liabilities	(614)	(1,709)
Net cash provided by continuing operating activities	74,803	105,435
Net cash used in discontinued operating activities	—	(1,351)
Net cash provided by operating activities	74,803	104,084
Cash flows from investing activities:
Payments for property, plant and equipment	(27,844)	(28,027)
Acquisition of intangible assets	(2,150)	—
Payments for plant turnaround costs	(1,184)	(1,754)
Proceeds from sale of property, plant and equipment	655	776
Proceeds from involuntary conversion of property, plant and equipment	9,100	—
Net cash used in continuing investing activities	(21,423)	(29,005)
Net cash provided by discontinued investing activities	—	41,250
Net cash provided by (used in) investing activities	(21,423)	12,245
Cash flows from financing activities:
Payments of long-term debt	(163,700)	(151,000)
Proceeds from long-term debt	180,700	101,000
Proceeds from issuance of common units, net of issuance related costs	—	(269)
General partner contribution	—	55
Purchase of treasury units	(330)	—
Payment of debt issuance costs	(5,206)	(306)
Reimbursement of excess purchase price over carrying value of acquired assets	1,875	750
Cash distributions paid	(66,722)	(66,577)
Net cash used in financing activities	(53,383)	(116,347)
Net decrease in cash	(3)	(18)
Cash at beginning of period	31	42
Cash at end of period	$28	$24
Non-cash additions to property, plant and equipment	$989	$3,767

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 27, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Terminalling and Storage Segment

Comparative Results of Operations for the Three Months Ended June 30, 2016 and 2015

	Three Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands, except BBL per day)
Revenues:
Services	$32,392	$34,708	$(2,316)	(7)%
Products	28,329	34,579	(6,250)	(18)%
Total revenues	60,721	69,287	(8,566)	(12)%

Cost of products sold	23,471	30,150	(6,679)	(22)%
Operating expenses	17,725	22,326	(4,601)	(21)%
Selling, general and administrative expenses	1,007	938	69	7%
Depreciation and amortization	10,078	9,617	461	5%
	8,440	6,256	2,184	35%
Other operating loss	—	(195)	195	(100)%
Operating income	$8,440	$6,061	$2,379	39%

Lubricant sales volumes (gallons)	5,194	5,984	(790)	(13)%
Shore-based throughput volumes (gallons)	26,187	43,836	(17,649)	(40)%
Smackover refinery throughput volumes (BBL per day)	6,567	6,524	43	1%
Corpus Christi crude terminal (BBL per day)	74,565	169,787	(95,222)	(56)%

Comparative Results of Operations for the Six Months Ended June 30, 2016 and 2015

	Six Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands, except BBL per day)
Revenues:
Services	$65,549	$69,749	$(4,200)	(6)%
Products	56,522	69,572	(13,050)	(19)%
Total revenues	122,071	139,321	(17,250)	(12)%

Cost of products sold	47,821	61,311	(13,490)	(22)%
Operating expenses	36,441	42,679	(6,238)	(15)%
Selling, general and administrative expenses	2,107	1,811	296	16%
Depreciation and amortization	20,076	19,406	670	3%
	15,626	14,114	1,512	11%
Other operating income (loss)	100	(201)	301	(150)%
Operating income	$15,726	$13,913	$1,813	13%

Lubricant sales volumes (gallons)	10,340	12,033	(1,693)	(14)%
Shore-based throughput volumes (gallons)	51,746	86,360	(34,614)	(40)%
Smackover refinery throughput volumes (BBL per day)	5,503	6,033	(530)	(9)%
Corpus Christi crude terminal (BBL per day)	83,600	175,151	(91,551)	(52)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Natural Gas Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2016 and 2015

	Three Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$15,403	$16,564	$(1,161)	(7)%
Products	58,899	97,786	(38,887)	(40)%
Total revenues	74,302	114,350	(40,048)	(35)%

Cost of products sold	56,233	89,074	(32,841)	(37)%
Operating expenses	6,138	5,727	411	7%
Selling, general and administrative expenses	1,807	2,364	(557)	(24)%
Depreciation and amortization	6,983	8,373	(1,390)	(17)%
	3,141	8,812	(5,671)	(64)%
Other operating loss	(96)	(3)	(93)	3,100%
Operating income	$3,045	$8,809	$(5,764)	(65)%

Distributions from unconsolidated entities	$1,800	$2,300	$(500)	(22)%

NGL sales volumes (Bbls)	1,726	3,220	(1,494)	(46)%

Comparative Results of Operations for the Six Months Ended June 30, 2016 and 2015

	Six Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$31,500	$33,051	$(1,551)	(5)%
Products	149,990	244,089	(94,099)	(39)%
Total revenues	181,490	277,140	(95,650)	(35)%

Cost of products sold	135,581	227,241	(91,660)	(40)%
Operating expenses	11,657	11,416	241	2%
Selling, general and administrative expenses	4,111	4,465	(354)	(8)%
Depreciation and amortization	13,957	16,775	(2,818)	(17)%
	16,184	17,243	(1,059)	(6)%
Other operating loss	(96)	(7)	(89)	1,271%
Operating income	$16,088	$17,236	$(1,148)	(7)%

Distributions from unconsolidated entities	$4,300	$4,400	$(100)	(2)%

NGL sales volumes (Bbls)	4,928	7,089	(2,161)	(30)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Sulfur Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2016 and 2015

	Three Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$2,700	$3,090	$(390)	(13)%
Products	39,588	45,284	(5,696)	(13)%
Total revenues	42,288	48,374	(6,086)	(13)%

Cost of products sold	24,790	33,613	(8,823)	(26)%
Operating expenses	3,442	3,987	(545)	(14)%
Selling, general and administrative expenses	930	863	67	8%
Depreciation and amortization	2,011	2,105	(94)	(4)%
	11,115	7,806	3,309	42%
Other operating loss	(16)	—	(16)
Operating income	$11,099	$7,806	$3,293	42%

Sulfur (long tons)	181	222	(41)	(18)%
Fertilizer (long tons)	87	82	5	6%
Total sulfur services volumes (long tons)	268	304	(36)	(12)%

Comparative Results of Operations for the Six Months Ended June 30, 2016 and 2015

	Six Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$5,400	$6,180	$(780)	(13)%
Products	79,063	95,331	(16,268)	(17)%
Total revenues	84,463	101,511	(17,048)	(17)%

Cost of products sold	52,405	69,726	(17,321)	(25)%
Operating expenses	6,199	8,270	(2,071)	(25)%
Selling, general and administrative expenses	1,888	1,925	(37)	(2)%
Depreciation and amortization	3,981	4,231	(250)	(6)%
	19,990	17,359	2,631	15%
Other operating loss	(32)	—	(32)
Operating income	$19,958	$17,359	$2,599	15%

Sulfur (long tons)	338	438	(100)	(23)%
Fertilizer (long tons)	170	178	(8)	(4)%
Total sulfur services volumes (long tons)	508	616	(108)	(18)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Marine Transportation Segment

Comparative Results of Operations for the Three Months Ended June 30, 2016 and 2015

	Three Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues	$15,032	$20,886	$(5,854)	(28)%
Operating expenses	14,231	16,523	(2,292)	(14)%
Selling, general and administrative expenses	158	350	(192)	(55)%
Loss on impairment of goodwill	4,145	—	4,145
Depreciation and amortization	3,017	2,590	427	16%
	(6,519)	1,423	(7,942)	(558)%
Other operating income (loss)	(1,567)	31	(1,598)	(5,155)%
Operating income (loss)	$(8,086)	$1,454	$(9,540)	(656)%

Comparative Results of Operations for the Six Months Ended June 30, 2016 and 2015

	Six Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues	$31,934	$42,832	$(10,898)	(25)%
Operating expenses	29,068	32,429	(3,361)	(10)%
Selling, general and administrative expenses	(261)	310	(571)	(184)%
Loss on impairment of goodwill	4,145	—	4,145
Depreciation and amortization	6,123	4,990	1,133	23%
Operating income	$(7,141)	$5,103	$(12,244)	(240)%
Other operating income (loss)	(1,567)	31	(1,598)	(5,155)%
Operating income (loss)	$(8,708)	$5,134	$(13,842)	(270)%

Distributions from Unconsolidated Entities

Comparative Results of Operations for the Three Months Ended June 30, 2016 and 2015

	Three Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Distributions from WTLPG	$1,800	$2,300	$(500)	(22)%

Comparative Results of Operations for the Six Months Ended June 30, 2016 and 2015

	Six Months Ended June 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Distributions from WTLPG	$4,300	$4,400	$(100)	(2)%

Non-GAAP Financial Measures

The following table reconciles the non-GAAP financial measurements used by management to our most directly comparable GAAP measures for the three and six months ended June 30, 2016 and 2015.

Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(in thousands)
Net income (loss)	$(1,211)	$10,961	$14,703	$28,209
Less: Income from discontinued operations, net of income taxes	—	—	—	(1,215)
Income (loss) from continuing operations	(1,211)	10,961	14,703	26,994
Adjustments:
Interest expense	12,155	9,925	22,267	20,471
Income tax expense	191	314	242	614
Depreciation and amortization	22,089	22,685	44,137	45,402
EBITDA	33,224	43,885	81,349	93,481
Adjustments:
Equity in earnings of unconsolidated entities	(805)	(1,649)	(2,482)	(3,389)
(Gain) loss on sale of property, plant and equipment	1,679	153	1,595	165
Loss on impairment of goodwill	4,145	—	4,145	—
Unrealized mark-to-market on commodity derivatives	1,327	—	1,537	—
Distributions from unconsolidated entities	1,800	2,300	4,300	4,400
Unit-based compensation	264	351	486	750
Adjusted EBITDA	41,634	45,040	90,930	95,407
Adjustments:
Interest expense	(12,155)	(9,925)	(22,267)	(20,471)
Income tax expense	(191)	(314)	(242)	(614)
Amortization of debt premium	(76)	(82)	(153)	(164)
Amortization of deferred debt issuance costs	1,532	874	2,247	1,742
Non-cash mark-to-market on interest rate derivatives	—	—	(206)	—
Payments for plant turnaround costs	(193)	(286)	(1,184)	(1,754)
Maintenance capital expenditures	(5,165)	(3,424)	(11,209)	(5,183)
Distributable Cash Flow	$25,386	$31,883	$57,916	$68,963